                                     [LOGO]
                              SOURCE CAPITAL, INC.

                              THIRD QUARTER REPORT
                               September 30, 1998

                             OFFICERS AND DIRECTORS

                                     [LOGO]

                              SOURCE CAPITAL, INC.

DIRECTORS

Willard H. Altman
Wesley E. Bellwood
Julio J. de Puzo, Jr.
David Rees
Robert L. Rodriguez
Lawrence J. Sheehan
Charles W. Stanton

OFFICERS

Julio J. de Puzo, Jr., PRESIDENT
Eric S. Ende, SENIOR VICE PRESIDENT AND CHIEF
  INVESTMENT OFFICER
Robert L. Rodriguez, SENIOR VICE PRESIDENT
Steven R. Geist, VICE PRESIDENT
Janet M. Pitman, VICE PRESIDENT
Steven T. Romick, VICE PRESIDENT
J. Richard Atwood, TREASURER
Sherry Sasaki, SECRETARY
Christopher H. Thomas, ASSISTANT TREASURER

INVESTMENT ADVISER

First Pacific Advisors, Inc.
11400 West Olympic Blvd., Suite 1200
Los Angeles, California 90064

CUSTODIAN

State Street Bank and Trust Company
Boston, Massachusetts

COUNSEL

O'Melveny & Myers LLP
Los Angeles, California

TRANSFER AND SHAREHOLDER SERVICE AGENT

ChaseMellon Shareholder Services, L.L.C.
85 Challenger Road
Overpeck Centre
Ridgefield Park, NJ 07660
(800) 279-1241 or (201) 329-8660

REGISTRAR

ChaseMellon Shareholder Services, L.L.C.
Ridgefield Park, New Jersey

STOCK EXCHANGE LISTING

New York Stock Exchange:
Symbols:  SOR Common Stock
          SOR+ Preferred Stock

                             LETTER TO SHAREHOLDERS

TO OUR SHAREHOLDERS:

 During the most recent quarter, Source Capital's total net assets decreased to $359,905,325 from $442,910,765 at mid-year. Net asset value per Common Share decreased to $40.81 at September 30, 1998 from $52.14 at June 30, 1998. This decrease includes payment of a $1.05 cash distribution during the quarter.

INVESTMENT RESULTS

 In the most recent quarter, Source Capital's net asset value per share of Common Stock decreased 19.8% while total net assets declined 17.0% with both comparisons reflecting reinvestment of dividends and distributions paid during the period. In comparison, the Russell 2500 Index decreased 19.1% during the quarter, also on a reinvested basis.

  For the nine months ended September 30, 1998, the net asset value of Source Capital Common Stock decreased by 13.4% including reinvestment of distributions paid during the period, while total net assets declined 10.8%. These decreases compare with a total negative return of 14.5% on the Russell 2500 Index.

NET INVESTMENT INCOME

 Net investment income totaled $1,481,974 for the third quarter and $5,197,363 for the nine months, decreases of 27.7% and 13.3%, respectively, from the corresponding periods of 1997. After providing for Preferred dividends, net investment income per Common Share amounted to $0.04 and $0.22 for the quarter and nine months, respectively, compared with the $0.12 and $0.34 earned in the corresponding periods of 1997.

DISTRIBUTIONS TO COMMON SHAREHOLDERS

 A regular quarterly distribution at the rate of $1.05 per share was paid on September 15, 1998 to shareholders of record on August 28, 1998. Source's 10% Distribution Policy, adopted in 1976, calls for payments to Common shareholders approximating 10% of the Common Stock's ongoing net asset value. Shareholders are reminded that these payments substantially exceed the Company's net investment income and thus represent a continuing payment of a portion of the Company's capital. As we repeatedly point out, maintenance of the current $4.20 Common distribution rate is dependent upon achieving investment results which will sustain a net asset value of approximately $42.00.

  On November 9, 1998, the Board of Directors of Source Capital declared a regular quarterly distribution at the rate of $1.05 per share and a special year-end distribution of $0.47 per share, payable December 15, 1998, to shareholders of record on November 27, 1998. The Internal Revenue Code requires a regulated investment company to distribute substantially all of its net investment income and net realized gains to shareholders of record on or before December 31 in order to avoid the imposition of a federal excise tax. The special year-end distribution of $0.47 per share was declared because the Company has realized substantial capital gains during 1998. Capital gains are the eventual result of successful investments. Changes in relative market valuations as well as changing prospects of individual companies have led us to sell certain holdings in 1998. We believe we have been able to replace these securities both by adding to existing investments at advantageous prices and by making selected new investments (primarily equity investments) offering potentially better long-term investment returns.

PREFERRED DIVIDENDS

 The regular Preferred dividend of $0.60 per share was paid on September 15, 1998 to shareholders of record on August 28, 1998. Asset coverage on the Preferred shares was 665% on September 30, 1998, compared with 818% at June 30, 1998 and 786% at year-end 1997. Net investment income provided Preferred dividend coverage of 125% in the third quarter and 147% for the nine months of the current year, compared with 174% and 169%, respectively, in the corresponding periods of 1997.

MARKET PRICE OF SOURCE CAPITAL SHARES

 After increasing from $51 1/16 to $53 3/8 in the first half of 1998, the market price of Source Capital Common Stock decreased to $44 1/8 at September 30, 1998. This $9.25 decrease in market price was less than the $11.33 decline in net asset value during the quarter. As a result, the market premium to net asset value increased to 8.1% at September 30, 1998 from 2.4% at mid-year. The market price of Source Capital Preferred Stock increased from $30 to $30 3/16 during the quarter.

COMMENTARY

 The third quarter saw an intensification and perhaps a culmination of the fears and concerns which had been building in financial markets over the past year. A partial listing of these worries would include the following:

    - Spreading of economic collapse from Asia and Russia to Latin America and Eastern Europe

    - A recession in the U.S. and Western Europe in 1999 or 2000

    - A continued failure by Japan to confront and solve its economic and political problems

    - Paralysis in Washington, with the Administration distracted by President Clinton's legal problems

    - Risk to the world financial system from the collapse of hedge funds, losses from currency and bond trading, and developing country defaults.

  The stock market's reaction to these concerns was to sharply decline from its highs, with a significant correction in the S&P 500 (down 20%), and a "bear market" for the broader averages like the Russell 2500 (down 35%). The decline was extremely short in duration for the S&P, only six weeks from mid-July high to end-of-August low. For the Russell 2500, however, the bear market started earlier (April 22), and lasted much longer, reaching its low only on October 8th. At this writing (early November), the broader averages have rallied back by about 25%, so it is likely that October 8th may have been the market low for this cycle.

  As the market declined in the summer and early fall, two things stood out prominently. First, the degree of small cap undervaluation compared to the larger stocks reached extreme levels. The Russell 2000 showed its worst relative strength versus the S&P 500 in over 20 years, even worse than in 1990, which was the start of a multi-year period of small stock out-performance. PE ratios on smaller companies sank to 5 points lower than those on big firms (15x vs. 20x), a discount approaching the record of 1990 (10x vs. 15x). (Source: The Leuthold Group)

  Second, the market was strongly favoring companies with little or no cyclical economic risk, while punishing the stocks of companies whose earnings were likely to decline even moderately in a more challenging economic environment. As a result, the valuations of many of these somewhat cyclical companies became relatively attractive.

  As might be expected, the stock market environment during the third quarter was not an easy one for Source's portfolio. Source's negative return of 20%, while it was very much in line with the performance of the Russell 2500 Index (down 19%) and that of the average small- and mid-cap mutual fund (down 18-22%) nevertheless represents a substantial loss and a disappointing performance.

  How did we deal with this environment of plunging stock prices and economic and political worries?
  It is important to note some things we did not do. First, we did not sell our "under-performing" stocks. Though we are always concerned about, and carefully monitor, the performance of a company's BUSINESS, we usually view poor performance of its STOCK as an opportunity to increase our position, rather than a reason to reduce or eliminate it. If the business has not deteriorated and the stock price is down, then the attractiveness of the stock has improved and its potential to provide substantial long-term gains is greater than before.
  Second, we did not pursue a strategy of insulating our portfolio against any cyclical risk, regardless of cost. Although the Source portfolio has always included a wide variety of companies, including many with little or no exposure to economic cycles (examples include Allergan, Galileo, Lancaster Colony, Landauer and Poe & Brown), we generally found, that as the third quarter progressed, the risk-reward ratio turned away from economically "safe" stocks, and toward those with some cyclical risk.
  What we did do during the third quarter was raise some cash by accelerating the sale of several companies where changes in the business over time had made owning the stock no longer attractive to us (Tupperware, Bob Evans, and Newell). In addition, we reduced our holdings in two companies whose stock price decline had been minimal, and hence whose relative valuation had become much less attractive than earlier (CVS and Leggett & Platt). We then redeployed these funds into increases in some of our existing positions where the stock market decline had created some unusually attractive valuations. These purchases included Arrow, Black Box, Denison, IDEX, KEMET and OM Group (and in early October, Carnival, Galileo and Graco).
  The net result of these changes, as well as the market's big decline, was to leave us at quarter end with a Source Capital portfolio whose valuation advantage over the market -- higher quality companies at much lower PE ratios -- was even greater than is normally the case.

                                                   SOURCE
                                                 PORTFOLIO   RUSSELL 2500
                                                 ----------  ------------
EPS Growth Rate (10 yr.)                            16%           9%
Return on Assets                                    10%           6%
Debt % of Capital                                   28%          47%
PE Ratio                                            14x          21x

  We remain optimistic that the high quality and reasonably priced stocks which Source holds will provide rewarding long-term returns to its shareholders in a wide range of economic environments.
                                             Respectfully submitted,
                                                  /S/ ERIC S. ENDE
                                             Eric S. Ende
                                             Senior Vice President and
                                               Chief Investment Officer
                                             November 10, 1998

                            MAJOR PORTFOLIO CHANGES
                        Quarter Ended September 30, 1998

                                                                  Shares or          Ownership at
                                                              Principal Amount    September 30, 1998
                                                              -----------------   -------------------
NET PURCHASES

  COMMON STOCKS
Adobe Systems Incorporated..................................       317,500 shs.          317,500 shs.
Arrow Electronics, Inc......................................        60,900 shs.          370,000 shs.
Belden Inc. ................................................       174,800 shs.          477,100 shs.
Black Box Corporation.......................................        84,500 shs.          380,900 shs.
Denison International plc (ADR).............................       106,000 shs.          568,600 shs.
IDEX Corporation............................................        47,700 shs.          428,500 shs.
JLK Direct Distribution Inc. (Class A)......................       305,400 shs.          686,300 shs.
KEMET Corporation...........................................       163,900 shs.          695,200 shs.
OM Group, Inc...............................................        71,200 shs.          291,000 shs

  PREFERRED STOCK
Prime Retail, Inc. (Series B)...............................        40,000 shs.           40,000 shs.

  CONVERTIBLE SECURITIES
Lam Research Corporation -- 5% 2002.........................   $     2,000,000       $     2,000,000
Offshore Logistics, Inc. -- 6% 2003.........................   $     2,500,000       $     2,500,000

NET SALES

  COMMON STOCKS
Allergan, Inc...............................................        86,700 shs.          148,000 shs.
Bob Evans Farms, Inc........................................        73,800 shs.                --0--
CVS Corporation.............................................       140,818 shs.                --0--
Carnival Corporation........................................        67,000 shs.          433,800 shs.
Leggett & Platt, Incorporated...............................       136,800 shs.          145,400 shs.
Newell Co. .................................................       129,600 shs.                --0--
Tupperware Corporation......................................       275,000 shs.                --0--

  CONVERTIBLE SECURITIES
Bell Sports Corp. -- 4 1/4% 2000............................   $     1,615,000       $       385,000
DRS Technologies, Inc. -- 8 1/2% 1998.......................   $       719,000                 --0--

  NON-CONVERTIBLE SECURITIES
Federal Home Loan Mortgage Corporation (REMIC) -- 8 1/2%
  2024......................................................   $     1,003,600       $       170,000
Pacific Lumber Company, The
  -- 10 1/2% 2003...........................................   $     1,000,000                 --0--

                        COMPOSITION OF TOTAL NET ASSETS*
                               September 30, 1998

Investment securities (cost $314,938,534):
  Common stocks...................................................  $286,787,930
  Convertible securities..........................................    33,240,131
  Non-convertible securities......................................    25,208,975
                                                                    ------------
                                                                    $345,237,036

Cash, receivables, short-term corporate notes, less liabilities...    14,668,289
                                                                    ------------
Total Net Assets at September 30, 1998............................  $359,905,325
                                                                    ------------
                                                                    ------------
Assets applicable to Preferred Stock at a liquidation preference of $27.50 per share (asset coverage 665%).......................  $ 54,153,330
                                                                    ------------
                                                                    ------------
Net Assets applicable to Common Stock -- $40.81 per share.........  $305,751,995
                                                                    ------------
                                                                    ------------

                         SUMMARY FINANCIAL INFORMATION*

                                             For the Periods Ended September 30, 1998
                                     --------------------------------------------------------
                                             Nine Months                 Three Months
                                     ---------------------------  ---------------------------
                                         Total           Per          Total           Per
                                          Net          Common          Net          Common
                                         Assets         Share         Assets         Share
                                     --------------  -----------  --------------  -----------
Beginning of period................  $  425,490,107   $   50.20   $  442,910,765   $   52.14
Net realized gain on investments...      26,396,156        3.55        9,696,244        1.30
Decrease in unrealized appreciation
  of investments...................     (75,174,808)     (10.07)     (86,703,038)     (11.63)
Income available to
  Common shareholders..............       1,652,781        0.22          300,446        0.04
Quarterly distributions to
  Common shareholders..............     (23,021,936)      (3.10)      (7,828,430)      (1.05)
Proceeds from shares issued for
  distributions reinvested by
  shareholders.....................       4,563,025        0.01        1,529,338        0.01
                                     --------------  -----------  --------------  -----------
Net changes during period..........  $  (65,584,782)  $   (9.39)  $  (83,005,440)  $  (11.33)
                                     --------------  -----------  --------------  -----------
End of period......................  $  359,905,325   $   40.81   $  359,905,325   $   40.81
                                     --------------  -----------  --------------  -----------
                                     --------------  -----------  --------------  -----------

                                                 Sept. 30,
                                                   1998        June 30, 1998   Dec. 31, 1997
                                               -------------   -------------   -------------
Common market price per share................        44 1/8          53 3/8          51 1/16
Common market premium to net asset value.....      8.1%            2.4%            1.7%
Preferred asset coverage.....................       665 %           818 %           786 %
Preferred market price per share.............        30 3/16         30              29

* THE FINANCIAL INFORMATION INCLUDED IN THIS REPORT HAS BEEN TAKEN FROM THE RECORDS OF THE COMPANY WITHOUT EXAMINATION BY INDEPENDENT AUDITORS. SECURITIES ARE CARRIED AT MARKET VALUE.

SOURCE CAPITAL, INC.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064

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